Semiannual Report

June 30, 2002

T. Rowe Price
Mid-Cap Growth Portfolio

Dear Investor

The unrelenting bear market continued in the first half of 2002. An economic recovery and hints of improvement in corporate profits failed to reassure investors shocked by a series of corporate scandals, including a $3.8 billion accounting fraud at once-mighty WorldCom. Regional conflicts threatened to escalate in the Middle East and on the Indian subcontinent, while at home Americans found little respite from large-scale terror threats. Major market indices such as the Standard & Poor's 500 Index and the Nasdaq Composite Index fell to multiyear lows. Mid-cap stocks declined less than large-caps, while value stocks held up better than growth shares.

  Performance Comparison

  Periods Ended 6/30/02                                2                    6                  12
                                                  Months               Months              Months
  ----------------------------------------------------------------

  Mid-Cap Growth Portfolio                        -8.45%              -10.41%             -10.60%

  Mid-Cap Growth
  Portfolio - II shares                            -8.45                    -                   -

  S&P MidCap 400 Index                             -8.88                -3.21               -4.72

  Russell Midcap
  Growth Index                                    -13.69               -19.70              -26.34

  Lipper Variable Annuity
  Underlying Mid-Cap Growth
  Funds Average                                   -13.03               -19.91              -28.33

  The Mid-Cap Growth Portfolio fell 10.41% in the first six months of the year, trailing the S&P MidCap 400 Index but outperforming the Russell Midcap Growth Index and the Lipper Variable Annuity Underlying Mid-Cap Growth Funds Average, as shown in the table. The story was similar over the past 12 months, as the portfolio declined 10.60%. In both periods, the S&P index benefited from gains among value stocks, which your portfolio typically does not own, while the Russell and the Lipper indices fell prey to the severe declines in aggressive growth stocks. Our losses in these difficult periods, though painful, were moderated by our diversification and focus on reasonably valued steady growth companies.

MARKET ENVIRONMENT

  After robust 6.1% GDP growth in the first quarter, largely due to inventory restocking, the U.S. economy lost some of its momentum in the second quarter. Strength in consumer spending and housing offset weakness in capital spending, which is likely to persist as we continue to pay the price for the bubble years. The Federal Reserve kept short-term interest rates at historically low levels and hinted it would continue to do so until the recovery takes firm hold. Though sputtering a little, America's economic engine is sound and quite powerful, given the right fuel.

  Yet perception can become reality. The escalating scandals in corporate governance, from Enron to Tyco to WorldCom, and revelations of egregious conflicts of interest on Wall Street, have cast a pall over the financial markets even thicker than the storm clouds of war and global terrorism. The continued decline in stock prices reflected a profound loss of confidence in the integrity of corporate financial statements and posed a serious threat to the nation's long-run economic health.

  Growth vs. Value
  Periods Ended 6/30/02                          6 Months              12 Months
  ------------------------------------------------------------

  Russell Midcap Growth Index                     -19.70%                -26.34%

  Russell Midcap Value Index                         2.86                   1.92

  Value stocks continued to outperform growth shares by a significant margin, as shown in the table, with the Russell Midcap Value Index managing a small advance in the first six months of the year. But the value rally paused in the second quarter as the bear's grip extended to sectors that had been performing well. Similarly, mid-caps outperformed large-caps despite being mauled late in the period (the S&P 500 fell more than 13% in the first half).

PORTFOLIO REVIEW

  The industrials and business services, energy, and financial sectors were our top contributors in the first half.

  The suddenly chic industrial group also produced our two largest individual contributors, though profit taking, sector rotation, and concern about a double-dip recession moderated some of the gains late in the period. Top contributor ITT Industries is a core industrial holding with a bit less cyclicality than the average manufacturer. The company demonstrated superior operational performance during a difficult economic environment, and management is delivering higher-quality earnings as free cash flow continues to improve as a percentage of net income. ITT also has a fast-growing defense business.

  We began accumulating our second-largest contributor, Rockwell Collins, late last year. The company is one of the two dominant suppliers of aviation electronics and communications systems. In the aftermath of September 11, investors overreacted to concerns about commercial aerospace demand. While orders for large jets have been weak, demand for regional and private jets has taken up some of the slack. Just as importantly, we expect a multiyear upgrade cycle for the U.S. military, and Rockwell Collins is well positioned to participate. Our nation took a 10-year defense holiday in the 1990s, with production of much equipment failing to keep pace with replacement needs. With the "peace dividend" having given way to a new security imperative, we think the defense industry will be a growth area for years to come.

  Wellpoint Health Networks and Anthem, both managed care providers, were our third- and fourth-largest contributors, respectively. Though the broad health care sector was dragged down by sharp losses in biotechnology and specialty pharmaceutical stocks, the more defensive health care services group benefited as investors flocked to relative safety. Our significant exposure to the latter group has aided performance tremendously throughout the bear market. Both Wellpoint and Anthem are well-managed, well-capitalized companies that survived the managed care debacle of the mid-1990s. Today, they are consolidators of independent Blue Cross/Blue Shield health plans around the country, and are able to offer more choice to workers and lower costs to employers by wringing administrative expenses from the organizations they acquire.

  The information technology, health care, and telecommunication services sectors were our largest detractors in the period.

  Regional wireless service providers Western Wireless and Triton PCS Holdings were our largest and third-largest detractors, respectively, as both posted weaker-than-expected subscriber growth. The wireless industry - like the rest of the telecommunications sector - is plagued by maturing demand, overcapacity, and too much competition. Western Wireless also disappointed us with operational missteps. We still believe the wireless industry has long-term promise. Unfortunately, consolidation needs to occur so that service providers can earn a respectable return on investment. In the initial stages, large national carriers are likely to concentrate on merging with each other before they turn their attention to gobbling up smaller niche players. We still like Triton PCS, but the survival of Western Wireless appears in doubt.

  VeriSign, a security software provider and Internet domain name registrar, was our second-largest detractor. The company derives a small fee for each domain name it registers. The low renewal rate for these domain names has surprised even longtime dot-com skeptics such as ourselves, but at some point it should bottom out. VeriSign's enterprise solutions business has also been hurt by a sharp slowdown in business investment. We continue to be intrigued by the company's potential.

  Biotechnology firm Sepracor was our fourth-largest detractor, as a Food and Drug Administration panel rejected its much-anticipated antihistamine, Soltara. It was the latest in a series of negative developments for the company's key products. Last year, Sepracor also had high hopes for Clarinex, an improved form of the popular antihistamine Claritin. However, the FDA decided that Claritin was safe enough to be made available without a prescription, reducing the market potential for Clarinex.

  Thus far in 2002, net new purchases have been directed primarily to the information technology, industrials and business services, and consumer discretionary sectors. We have been net sellers of the health care and consumer staples sectors. As technology stocks have led the market lower, we have gradually taken profits in defensive groups, such as health care services, and added to more volatile or cyclical sectors. However, we continue to find attractive opportunities in steady-growing commercial services companies.

  Significant new purchases included Manor Care, perhaps the strongest operator in the difficult nursing home industry, American Standard, a solid industrial company with terrific brands in the plumbing, air conditioning, and truck markets, and Potash Corp. of Saskatchewan, the dominant company in the cyclically depressed fertilizer industry. Our top purchases in the technology sector were spread out over a number of companies, especially those in the software and storage industries. Top sales included Wellpoint, Concord EFS, which provides electronic transaction services for debit, credit, and ATM cards, and Gilead Sciences, a promising biotechnology company. In each case, we were taking profits in companies we still admire.

  Sector Diversification
                                                 12/31/01                6/30/02
  ------------------------------------------------------------

  Industrials and Business Services                   20%                    24%

  Health Care                                          22                     19

  Consumer Discretionary                               14                     15

  Information Technology                               17                     14

  Financials                                           10                     11

  Energy                                                7                     10

  Consumer Staples                                      2                      2

  Materials                                             0                      1

  Telecommunication Services                            2                      0

  Reserves                                              6                      4
  ------------------------------------------------------------

  Total                                              100%                   100%

INVESTMENT STRATEGY AND OUTLOOK

  As the nation is convulsed daily by a rapidly descending stock market and new revelations of corporate scandal, we ask ourselves, "Where did American business go wrong?"

  From many years of experience, we can say that the vast majority of top corporate managers are honest and hardworking, and understand their responsibilities to shareholders and employees. However, investors and the American public have been let down by a corrupt group of corporate managers who grossly violated ethical norms, sometimes in pursuit of personal gain. We have been betrayed by accountants who worked in concert with these managers to promote schemes that obscured the underlying financial condition of major American corporations. And a significant number of investment bankers and lawyers were all too eager to participate in and facilitate these deceptions.

  Most of us are culpable to some extent. The press fawned over corporate chieftains and Internet entrepreneurs as if they were royalty. Congress itself derailed an attempt by the accounting profession to treat stock options as an expense in the mid-1990s. And many investors were happy to participate as long as stocks were in steep ascent.

  The dramatic shortening of investors' time horizons over the last decade was perhaps the largest factor behind the loosening of ethical standards. By the late 1990s, many investors were hooked on very short-term strategies. Day traders, who frenetically traded stocks they often knew nothing about, represented just one extreme. Hedge funds and their assets under management burgeoned dramatically, often investing based on shades of perception over a company's next data point, adding to the volatility. The ranks of momentum investors swelled, enforcing a tunnel-vision focus on meeting or beating earnings estimates. None of these groups of investors cared much about the intrinsic values of companies.

  In some instances, corporate managements also began to play the short-term game, massaging earnings reports to cater to this breed of investor, propping up their stock prices, and, in some cases, lining their own pockets by cashing in their stock options at inflated share prices. The concept of creating shareholder value, a nascent and constructive force at the beginning of the 1990s, was perverted by decade's end into a philosophy that justified ethical transgressions in the service of higher stock prices and personal greed. This was capitalism on steroids, and it was reprehensible - all the more so in retrospect, as the long-term damage to the financial system's health becomes more evident.

  We expressed doubt and skepticism in our letters to you as the Internet frenzy unfolded, but we were viewed as hopelessly old-fashioned by some at the time. Our caution has helped us hold up better than others in the post-bubble period, though the denouement has proved much more painful than even we would have imagined two years ago. Recently, the bear market has mauled many good companies in industries that were heretofore relatively unaffected by the capital spending bust. If it's any solace, this indiscriminate selling is typical of the late stages of bear markets, though these periods are invariably the most trying.

  The pendulum is now swinging back with a vengeance. Though we are disappointed and disheartened by the egregious behavior coming to light, we know that our capitalist system is resilient, and the excesses of the late 1990s will be purged in time. The era of unfettered capitalism will be replaced by an era of more government activism and regulation. This is appropriate, but one must hope Washington does not overreact as it has in the past.

  Given the difficult environment, this may be a good time to reiterate the central tenets of our investment approach. These principles have worked for us and for our shareholders over the years, but many investors disregarded them during the late 1990s, focusing only on potential return and ignoring risk.

  o Fundamentals matter: It may seem pedantic to reiterate this point, but investors have an obligation to understand the companies in which they invest. Today, few would consider investing in a company without a promising business plan, a solid balance sheet, and a light or at least manageable debt load. To us, those prerequisites are just for starters.

  o Valuation matters: In general, we prefer to invest in the shares of companies trading at a price/earnings ratio not much higher than the company's growth rate. Further, we are skeptical about long-term growth rates that seem unsustainable. We are more comfortable investing in a reasonably valued company expected to grow 15% to 20% than paying exorbitant prices for a company that investors hope will post annual earnings growth of 50% or more.

  o Diversification matters: Especially in its latter stages, the late bull market was driven primarily by a handful of mega-cap stocks. Focused mutual funds became more popular than diversified funds. Today, undiversified investors are paying the price as many of the market's best-known companies implode one by one. Yet a large majority of the stocks in the S&P 500 are now outperforming the index. In your portfolio, we not only enforce diversification among our individual holdings to minimize single-stock risk, but we also avoid large bets on any single sector.

  o Focus on the long term: Great investors such as Warren Buffett have made their mark by identifying an investment theme early and sticking to their guns until the theme plays out, or until their thesis proves incorrect. They focus not on whether a given company will "make the quarter" but on the appropriate present value of the company's future earnings power. Having such a long-term view can be a distinct advantage when other investors are selling based on transitory concerns.

  No one can say when this bear will go back into hibernation. Perhaps he has already done so, or perhaps he will be in our midst for some time to come. We believe that stock prices are now attractive based on economic and company fundamentals, but they have been weighed down by a host of exogenous factors.

  We believe it would be a costly mistake - as it has been historically - for investors to lose faith in the underlying dynamism of our economy and the capacity of America to put its house in order when the system has failed. The era of 20% or greater annual returns for stocks is gone and unlikely to return soon. Yet for investors with a long-term focus and reasonable expectations, the decline of stock prices has provided ample opportunity for long-term growth of capital in the shares of leading, well-run companies.

  Mid-cap companies remain attractively valued relative to large-caps, and they generally have the advantage of being simpler and more readily analyzable than larger firms. We do not believe the recent decline in the U.S. dollar represents a calamity for the economy or the end of the three-year-old trend of mid-cap outperformance. These cycles tend to be long-lasting, and interim corrections are not unusual. The four-year period of large-cap outperformance in the late 1990s was perhaps the most extreme on record, suggesting that it could be followed by a mid-cap cycle of greater-than-average magnitude or duration. We believe mid-size companies with steady, above-average earnings growth present one of the most attractive investment opportunities available today.
  Respectfully submitted,

  Brian W.H. Berghuis
  President of the portfolio and chairman of its Investment Advisory Committee

  John F. Wakeman
  Executive vice president of the portfolio
  July 17, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

Portfolio Highlights

Contributions to the Change in Net Asset Value per Share

6 Months Ended 6/30/02

TEN BEST CONTRIBUTORS
------------------------------------------------

ITT Industries                                        7(cents)

Rockwell Collins                                             7

Wellpoint Health Networks                                    7

Anthem                                                       7

Dollar Tree Stores                                           6

Smith International                                          5

Devon Energy                                                 5

Coach                                                        4

AmerisourceBergen                                            4

Starbucks                                                    4
------------------------------------------------

Total                                                56(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

Western Wireless                                    -23(cents)

VeriSign                                                    14

Triton PCS Holdings                                         13

Sepracor                                                    13

Charter Communications                                      12

Lattice Semiconductor                                       11

Waddell & Reed Financial                                    10

Peregrine Systems**                                         10

MedImmune                                                    9

Convergys                                                    9
------------------------------------------------

Total                                              -124(cents)
------------------------------------------------

12 Months Ended 6/30/02

TEN BEST CONTRIBUTORS
------------------------------------------------

Wellpoint Health Networks                            14(cents)

Whole Foods Market                                          13

Affiliated Computer Services                                12

Anthem*                                                     10

AmerisourceBergen                                           10

ITT Industries                                               9

Rockwell Collins*                                            9

Dollar Tree Stores                                           8

Omnicare                                                     8

Family Dollar Stores                                         7
------------------------------------------------

Total                                               100(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

Western Wireless                                    -34(cents)

VeriSign                                                    20

Peregrine Systems**                                         19

Triton PCS Holdings                                         17

Charter Communications                                      15

Lattice Semiconductor                                       15

Shire Pharmaceuticals                                       10

Waddell & Reed Financial                                    10

MedImmune                                                   10

Sanmina-SCI**                                               10
------------------------------------------------

Total                                              -160(cents)
------------------------------------------------

*  Position added
**  Position eliminated

Portfolio Highlights

Twenty-Five Largest Holdings

                                                    Percent of
                                                    Net Assets
                                                       6/30/02
------------------------------------------------

Affiliated Computer Services                              2.2%

Omnicare                                                   2.1

Whole Foods Market                                         1.6

Dollar Tree Stores                                         1.6

Waddell & Reed Financial                                   1.6

Family Dollar Stores                                       1.5

Anthem                                                     1.5

Certegy                                                    1.5

ITT Industries                                             1.5

Rockwell Collins                                           1.5

BJ Services                                                1.5

Manpower                                                   1.4

Robert Half International                                  1.4

Concord EFS                                                1.3

Ocean Energy                                               1.3

Smith International                                        1.3

Laboratory Corporation of America                          1.3

AmerisourceBergen                                          1.3

Devon Energy                                               1.3

Radian Group                                               1.2

Danaher                                                    1.2

Choicepoint                                                1.2

Lamar Advertising                                          1.2

Franklin Resources                                         1.2

Ceridian                                                   1.2
------------------------------------------------

Total                                                    35.9%
------------------------------------------------

Note: Table excludes reserves.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Mid-Cap Growth Portfolio

                 S&P MidCap                Lipper Variable Annuity                       Mid-Cap
                      Index                     Underlying Mid-Cap              Growth Portfolio
                                              Growth Funds Average

12/31/1996           10,000                                 10,000                        10,000
6/30/1997            11,299                                 10,602                        10,630
6/30/1998            14,367                                 13,142                        13,880
6/30/1999            16,836                                 15,001                        16,129
6/30/2000            19,694                                 22,737                        18,993
6/30/2001            21,441                                 17,061                        19,139
6/30/2002            20,430                                 13,040                        17,110

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Growth Portfolio
Periods Ended 6/30/02
                                                                           Since          Inception
                     1 Year          3 Years           5 Years         Inception               Date
-------------------------------------------------------------------------

Mid-Cap Growth
Portfolio           -10.60%            1.99%             9.99%            10.27%           12/31/96

Mid-Cap Growth
- II shares               -                -                 -             -8.45            4/30/02

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio
Unaudited

Mid-Cap Growth shares
                            For a share outstanding throughout each period
                   ----------------------------------------------------------
                          6 Months           Year                                                  12/31/96
                             Ended          Ended                                                   Through
                           6/30/02       12/31/01      12/31/00       12/31/99       12/31/98      12/31/97
NET ASSET VALUE
Beginning of period        $ 18.26        $ 18.43       $ 17.46        $ 14.27        $ 11.88       $ 10.00

Investment activities
  Net investment
  income (loss)             (0.05)         (0.05)             -              -         (0.01)             -

  Net realized and
  unrealized gain
  (loss)                    (1.85)         (0.12)          1.29           3.37           2.61          1.88

  Total from
  investment
  activities                (1.90)         (0.17)          1.29           3.37           2.60          1.88

Distributions
  Net realized gain              -              -        (0.32)         (0.18)         (0.21)             -

NET ASSET VALUE
End of period              $ 16.36        $ 18.26       $ 18.43        $ 17.46        $ 14.27       $ 11.88
                   ----------------------------------------------------------
Ratios/Supplemental Data
Total
return(diamond)           (10.41)%        (0.92)%         7.41%         23.73%         22.08%        18.80%

Ratio of total
expenses to
average net assets          0.85%!          0.85%         0.85%          0.85%          0.85%         0.85%

Ratio of net
investment income
(loss) to average
net assets                (0.53)%!        (0.29)%       (0.01)%          0.01%        (0.11)%             -

Portfolio turnover
rate                        31.4%!          41.8%         46.3%          48.1%          47.8%         40.3%

Net assets, end
of period
(in thousands)           $ 340,098      $ 350,094     $ 311,604      $ 127,228       $ 29,911     $  15,272

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

! Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio
Unaudited

Mid-Cap Growth - II shares
                                              For a share outstanding
                                                throughout the period

                                                              4/30/02
                                                              Through
                                                              6/30/02
NET ASSET VALUE
Beginning of period                                           $ 17.97

Investment activities
  Net investment income (loss)                                 (0.02)

  Net realized and unrealized gain (loss)                      (1.59)

  Total from investment activities                             (1.61)

NET ASSET VALUE
End of period                                                 $ 16.36
                                                              -------
Ratios/Supplemental Data
Total return(diamond)                                         (8.45)%

Ratio of total expenses to average
net assets                                                     1.10%!

Ratio of net investment income (loss)
to average net assets                                        (2.29)%!

Portfolio turnover rate                                        31.4%!

Net assets, end of period (in thousands)                        $ 325

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

!  Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2002 (Unaudited)

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
COMMON STOCKS 95.6%
CONSUMER DISCRETIONARY 14.7%
Hotels, Restaurants & Leisure 1.6%
Outback Steakhouse *                                           54,000                  $ 1,895

Starbucks *                                                   140,000                    3,479

                                                                                         5,374

Household Durables 0.3%
Garmin *                                                       53,000                    1,169

                                                                                         1,169

Internet & Catalog Retail 0.6%
Ticketmaster Online-CitySearch
  Class B *                                                   109,000                    2,039

                                                                                         2,039

Leisure Equipment & Products 0.2%
Brunswick                                                      21,100                      591

                                                                                           591

Media 3.8%
Catalina Marketing *                                          104,900                    2,960

Charter Communications
  Class A *       178,100  727

Cox Radio, Class A *                                          101,000                    2,434

Entercom Communications *                                      21,000                      964

Lamar Advertising, Class A *                                  108,000                    4,019

Rogers Communications
  Class B *                                                   168,000                    1,536

Univision Communications
  Class A *                                                    11,700                      367

                                                                                        13,007

Multiline Retail 3.7%
BJ's Wholesale Club *                                          54,000                    2,079

Dollar Tree Stores *                                          135,000                    5,320

Family Dollar Stores                                          147,000                    5,182

                                                                                        12,581

Specialty Retail 3.6%
American Eagle Outfitters *                                    57,000                    1,205

Best Buy *                                                     92,000                    3,340

O'Reilly Automotive *                                         105,000                    2,894

Ross Stores                                                    62,000                    2,526

TJX                                                           120,000                    2,353

                                                                                        12,318

Textiles, Apparel, & Luxury Goods 0.9%
Coach *                                                        55,000                    3,019

                                                                                         3,019

Total Consumer Discretionary                                                            50,098
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
CONSUMER STAPLES 1.9%
Food & Drug Retailing 1.9%
Sysco                                                          32,000                    $ 871

Whole Foods Market *                                          114,000                    5,497

Total Consumer Staples                                                                   6,368

ENERGY 9.5%
Energy Equipment & Services 5.2%
BJ Services *                                                 147,000                    4,980

Cooper Cameron *                                               54,000                    2,615

Diamond Offshore Drilling                                     131,000                    3,734

FMC Technologies *                                             98,000                    2,035

Smith International *                                          65,000                    4,432

                                                                                        17,796

Oil & Gas 4.3%
Devon Energy                                                   87,000                    4,287

EOG Resources                                                  98,000                    3,890

Ocean Energy                                                  207,000                    4,486

XTO Energy                                                     96,000                    1,978

                                                                                        14,641

Total Energy                                                                            32,437

FINANCIALS 11.3%
Banks 0.2%
Silicon Valley Bancshares *                                    27,000                      712

                                                                                           712

Diversified Financials 4.8%
Capital One Financial                                          49,000                    2,991

Franklin Resources                                             94,000                    4,008

Legg Mason                                                     30,000                    1,480

Principal Financial Group *                                    87,000                    2,697

Waddell & Reed Financial
  Class A                                                     231,000                    5,295

                                                                                        16,471

Insurance 6.3%
Allmerica Financial                                            76,000                    3,511

Mercury General                                                54,000                    2,619

Nationwide Financial Services
  Class A                                                      60,000                    2,370

PMI Group                                                      86,000                    3,285

Progressive Corporation                                        49,000                    2,835

Protective Life                                                75,000                    2,482

Radian Group                                                   87,000                    4,250

                                                                                        21,352

Total Financials                                                                        38,535

T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
HEALTH CARE 18.5%
Biotechnology 4.4%
Abgenix *                                                      51,000                    $ 500

Alkermes *                                                     95,000                    1,521

Cephalon *                                                     60,000                    2,712

Gilead Sciences *                                             109,000                    3,584

Human Genome Sciences *                                        43,000                      576

IDEC Pharmaceuticals *                                         54,000                    1,914

MedImmune *                                                   109,000                    2,878

Protein Design Labs *                                          52,000                      565

Vertex Pharmaceuticals *                                       41,000                      667

                                                                                        14,917

Health Care Equipment & Supplies 1.5%
Apogent Technologies *                                        175,000                    3,600

Waters Corporation *                                           65,000                    1,735

                                                                                         5,335

Health Care Providers & Services 9.8%
AmerisourceBergen                                              57,000                    4,332

Anthem *                                                       76,000                    5,128

Davita *                                                      104,000                    2,475

Health Management, Class A *                                  131,000                    2,640

Laboratory Corporation of America *                            95,000                    4,337

Manor Care *                                                  168,000                    3,864

Omnicare                                                      272,000                    7,143

Wellpoint Health Networks *                                    43,000                    3,346

                                                                                        33,265
Pharmaceuticals 2.8%
Allergan                                                       27,000                    1,802

Biovail *                                                      38,000                    1,101

King Pharmaceuticals *                                         54,000                    1,202

Sepracor *                                                     59,000                      563

Shire Pharmaceuticals ADR *                                    67,000                    1,729

Teva Pharmaceutical ADR                                        46,000                    3,072

                                                                                         9,469

Total Health Care                                                                       62,986

INDUSTRIALS & BUSINESS SERVICES 23.8%
Aerospace & Defense 2.4%
L-3 Communications Holdings *                                  60,000                    3,240

Rockwell Collins                                              182,000                    4,990

                                                                                         8,230

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Air Freight & Logistics 0.7%
C.H. Robinson Worldwide                                         6,300                    $ 211

Expeditors International of Washington                         68,000                    2,255

                                                                                         2,466
Building Products 1.0%
American Standard *                                            46,000                    3,455

                                                                                         3,455
Commercial Services & Supplies 15.6%
Apollo Group, Class A *                                        30,000                    1,183

BISYS Group *                                                  87,000                    2,897

Ceridian *                                                    207,000                    3,929

Certegy *                                                     136,000                    5,047

Choicepoint *                                                  90,666                    4,123

Concord EFS *                                                 149,000                    4,491

Convergys *                                                   103,000                    2,006

DST Systems *                                                  54,000                    2,468

Fiserv *                                                       54,000                    1,982

Hewitt Associates                                              40,300                      939

Iron Mountain *                                               120,000                    3,702

Manpower                                                      131,000                    4,814

Republic Services, Class A *                                  128,000                    2,441

Robert Half International *                                   201,000                    4,683

Sabre Holdings, Class A *                                      76,000                    2,721

Viad                                                           98,000                    2,548

Weight Watchers *                                              70,000                    3,041

                                                                                        53,015

Industrial Conglomerates 1.1%
Roper Industries                                               54,000                    2,014

Teleflex                                                       32,000                    1,829

                                                                                         3,843

Machinery 2.7%
Danaher                                                        63,000                    4,180

ITT Industries                                                 71,000                    5,013

                                                                                         9,193

Trading Companies & Distributors 0.3%
MSC Industrial Direct, Class A *                               46,000                      897

                                                                                           897

Total Industrials & Business Services                                                   81,099

T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
INFORMATION TECHNOLOGY 14.2%
Communications Equipment 0.5%
Brocade Communications Systems *                               71,000                  $ 1,241

CIENA *                                                       138,000                      578

                                                                                         1,819

Computers & Peripherals 0.7%
Lexmark International, Class A *                               43,000                    2,339

                                                                                         2,339
Electronic Equipment & Instruments 2.2%
AVX                                                            81,000                    1,323

Celestica *                                                    98,000                    2,226

Jabil Circuit *                                               122,000                    2,575

Molex, Class A                                                 54,000                    1,481

                                                                                         7,605
Internet Software & Services 0.6%
Internet Security Systems *                                    71,000                      932

RealNetworks *                                                 76,000                      309

VeriSign *                                                    108,400                      779

                                                                                         2,020
IT Consulting & Services 3.7%
Affiliated Computer Services
  Class A *                                                   160,000                    7,597

KPMG Consulting *                                             226,000                    3,359

SunGard Data Systems *                                         67,000                    1,774

                                                                                        12,730
Semiconductor Equipment & Products 3.1%
Cabot Microelectronics *                                        8,000                      345

Intersil Holding, Class A *                                    60,000                    1,283

KLA-Tencor *                                                   38,000                    1,672

Lattice Semiconductor *                                       192,000                    1,678

Marvell Technology Group *                                     14,000                      278

Maxim Integrated Products *                                    57,000                    2,185

Novellus Systems *                                             35,000                    1,190

Semtech *                                                      65,000                    1,736

                                                                                        10,367
Software 3.4%
Adobe Systems                                                  59,900                    1,707

Citrix Systems *                                               54,200                      327

Electronic Arts *                                              27,300                    1,803

Informatica *                                                  68,000                      482

Intuit *                                                       49,000                    2,436

Mercury Interactive *                                          60,000                    1,378

Network Associates *                                           95,000                    1,831

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

VERITAS Software *                                             73,000                  $ 1,445

                                                                                        11,409

Total Information Technology                                                            48,289

MATERIALS 0.8%
Chemicals 0.8%
Potash Corp./Saskatchewan                                      41,000                    2,735

Total Materials                                                                          2,735

TELECOMMUNICATION SERVICES 0.5%
Wireless Telecommunication Services 0.5%
Nextel Communications
  Class A *                                                   174,000                      558

Triton PCS Holdings, Class A *                                141,000                      550

Western Wireless, Class A *                                   171,200                      548

Total Telecommunication Services                                                         1,656

Total Miscellaneous Common Stocks 0.4%                                                   1,302

Total Common Stocks (Cost $301,614)                                                    325,505

SHORT-TERM INVESTMENTS 5.1%
Money Market Fund 5.1%
T. Rowe Price Government
Reserve Investment Fund, 1.82% #                           17,340,799                   17,341

Total Short-Term Investments
(Cost $17,341)                                                                          17,341

Total Investments in Securities
100.7% of Net Assets (Cost $318,955)                                                 $ 342,846

Other Assets Less Liabilities                                                          (2,423)

NET ASSETS                                                                           $ 340,423
                                                                                     ---------

T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2002 (Unaudited)
                                                                Value
-----------------------------------------------------
                                                         In thousands
Net Assets Consist of:
Undistributed net investment
income (loss)                                                 $ (936)

Undistributed net realized
gain (loss)                                                  (31,880)

Net unrealized gain (loss)                                     23,891

Paid-in-capital applicable to
20,807,443 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                        349,348

NET ASSETS                                                  $ 340,423
                                                            ---------
NET ASSET VALUE PER SHARE
Mid-Cap Growth shares
($340,098,143/20,787,605
shares outstanding)                                           $ 16.36

Mid-Cap Growth - II shares
($324,567/19,838 shares outstanding)                          $ 16.36

#  Seven-day yield
*  Non-income producing
ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
In thousands
Unaudited
                                                             6 Months
                                                                Ended
                                                              6/30/02

Investment Income (Loss)
Income
  Dividend                                                      $ 386

  Interest                                                        176

  Total income                                                    562

Investment management and
administrative expense                                          1,498

Net investment income (loss)                                    (936)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                        (2,358)

Change in net unrealized gain (loss)
on securities                                                (35,749)

Net realized and unrealized gain (loss)                      (38,107)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (39,043)
                                                           ----------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands
Unaudited

                                                             6 Months                     Year
                                                                Ended                    Ended
                                                              6/30/02                 12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)      $ (936) $ (921)
  Net realized gain (loss)                                    (2,358)                 (27,039)
  Change in net unrealized gain (loss)                       (35,749)                   26,374

  Increase (decrease) in net assets
  from operations                                            (39,043)                  (1,586)

Capital share transactions *
  Shares sold
    Mid-Cap Growth shares                                      50,752                  110,284
    Mid-Cap Growth - II shares                                    354                        -
  Shares redeemed
    Mid-Cap Growth shares                                    (21,728)                 (70,208)
    Mid-Cap Growth - II shares                                    (6)                        -

  Increase (decrease) in net assets
  from capital share transactions                              29,372                   40,076

Net Assets
Increase (decrease) during period                             (9,671)                   38,490
Beginning of period                                           350,094                  311,604

End of period                                               $ 340,423                $ 350,094
                                                             --------                 --------
*Share information
  Shares sold
    Mid-Cap Growth shares                                       2,852                    6,460
    Mid-Cap Growth - II shares                                     20                        -
  Shares redeemed
    Mid-Cap Growth shares                                     (1,237)                  (4,197)

  Increase (decrease) in shares outstanding                     1,635                    2,263

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2002 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: Mid-Cap Growth Portfolio, offered since December 31, 1996, and Mid-Cap Growth Portfolio - II, which was first offered on April 30, 2002. Mid-Cap Growth - II sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Mid-Cap Growth - II pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets; no such fees were incurred during the period ended June 30, 2002. Management and administrative fee expense, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $86,722,000 and $52,507,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

  For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $6,485,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $23,036,000 of unused capital loss carryforwards, of which $23,036,000 expire in 2009.

  At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $318,955,000. Net unrealized gain aggregated $23,891,000 at period-end, of which $68,119,000 related to appreciated investments and $44,228,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At June 30, 2002, $200,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $176,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Mid-Cap Growth Portfolio

About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Other Directorships of Public Companies

Calvin W. Burnett,         President, Coppin State College; Director,
Ph.D. (3/16/32)            Provident Bank of Maryland
2001

Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company, real
2001                       estate developers

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
1994

David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1994                       Corp. (5/00 to present); Chairman and President,
                           Nye Corp.

F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates,
(8/22/34)                  Inc., consulting environmental and civil engineers
2001

Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises,
1994                       Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 a real estate investment company; Senior Advisor
2001                       and Partner, Blackstone Real Estate Advisors,
                           L.P.; Director, AMLI Residential Properties Trust,
                           Host Marriott Corp., and The Rouse Company

Hubert D. Vos              Owner/President, Stonington Capital Corp., a
(8/2/33)                   private investment company
1994

Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1994                       capital to young high-technology companies
                           throughout the United States; Director, Teltone
                           Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Mid-Cap Growth Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios           Principal Occupation(s) During Past 5 Years and
Overseen]                  Other Directorships of Public Companies

John H. Laporte            Director, T. Rowe Price Group, Inc.; Vice
(7/26/45)                  President, T. Rowe Price
1994
[15]

James S. Riepe             Director and Vice President, T. Rowe Price; Vice
(6/25/43)                  Chairman of the Board, Director, and Vice
1994                       President, T. Rowe Price Group, Inc.; Chairman of
[98]                       the Board and Director, T. Rowe Price Global
                           Asset Management Limited, T. Rowe Price Investment
                           Services, Inc., T. Rowe Price Retirement Plan
                           Services, Inc., and T. Rowe Price Services, Inc.;
                           Chairman of the Board, Director, President, and
                           Trust Officer, T. Rowe Price Trust Company;
                           Director, T. Rowe Price International, Inc. and
                           T. Rowe Price Global Investment Services Limited;
                           Vice President, Equity Series

M. David Testa             Vice Chairman of the Board, Chief Investment
(4/22/44)                  Officer, Director, and Vice President, T. Rowe
1994                       Price Group, Inc.; Chief Investment Officer,
[98]                       Director, and Vice President, T. Rowe Price;
                           Director, T. Rowe Price Global Asset Management
                           Limited; Vice President and Director, T. Rowe
                           Price Trust Company; Director, T. Rowe Price
                           Global Investment Services Limited and T. Rowe
                           Price International, Inc.; President, Equity Series

*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held
With Fund                  Principal Occupations

Brian W.H. Berghuis,       Vice President, T. Rowe Price and T. Rowe Price
10/12/58                   Group, Inc.
Executive Vice
President,
Equity Series

Stephen W. Boesel          Vice President, T. Rowe Price, T. Rowe Price
(12/28/44)                 Group, Inc., and T. Rowe Price Trust Company
Vice President,
Equity Series

Joseph A. Carrier          Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                 Group, Inc., and T. Rowe Price Investment
Treasurer,                 Services, Inc.
Equity Series

Arthur B. Cecil III        Vice President, T. Rowe Price and T. Rowe Price
(9/15/42)                  Group, Inc.
Vice President,
Equity Series

Giri Devulapally           Vice President, T. Rowe Price and T. Rowe Price
(11/18/67)                 Group, Inc.
Vice President,
Equity Series

Anna M. Dopkin,            Vice President, T. Rowe Price and T. Rowe Price
9/5/67                     Group, Inc.
Vice President,
Equity Series

Robert N. Gensler          Vice President, T. Rowe Price and T. Rowe Price
(10/18/57)                 Group, Inc.
Vice President,
Equity Series

Eric M. Gerster            Vice President, T. Rowe Price and T. Rowe Price
(3/23/71)                  Group, Inc.
Vice President,
Equity Series

Henry H. Hopkins           Director and Vice President, T. Rowe Price Group,
(12/23/42)                 Inc.; Vice President, T. Rowe Price, T. Rowe
Vice President,            Price International, Inc., and T. Rowe Price
Equity Series              Retirement Plan Services, Inc.; Vice President
                           and Director, T. Rowe Price Investment Services,
                           Inc., T. Rowe Price Services, Inc., and T. Rowe
                           Price Trust Company

T. Rowe Price Mid-Cap Growth Portfolio

Officers (continued)

Name (Date of Birth)
Title and Fund(s)
Served                     Principal Occupations

Kris H. Jenner             Vice President, T. Rowe Price and T. Rowe Price
(2/5/62)                   Group, Inc.
Executive Vice
President,
Equity Series

J. Jeffrey Lang            Vice President, T. Rowe Price and T. Rowe Price
(1/10/62)                  Trust Company
Vice President,
Equity Series

John D. Linehan            Vice President, T. Rowe Price, T. Rowe Price
(1/21/65)                  Group, Inc., and T. Rowe Price International, Inc.
Vice President,
Equity Series

Patricia B. Lippert        Assistant Vice President, T. Rowe Price and
(1/12/53)                  T. Rowe Price Investment Services, Inc.
Secretary,
Equity Series

David S. Middleton         Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                  Group, Inc., and T. Rowe Price Trust Company
Controller,
Equity Series

Joseph Milano              Vice President, T. Rowe Price and T. Rowe Price
(9/14/72)                  Group, Inc.
Vice President,
Equity Series

Larry J. Puglia, CFA       Vice President, T. Rowe Price and T. Rowe Price
(8/25/60)                  Group, Inc.
Executive Vice
President,
Equity Series

Brian C. Rogers            Director and Vice President, T. Rowe Price Group,
(6/27/55)                  Inc.; Vice President, T. Rowe Price, and
Executive Vice             T. Rowe Price Trust Company
President,
Equity Series

Robert W. Smith            Vice President, T. Rowe Price, T. Rowe Price
(4/11/61)                  Group, Inc., and T. Rowe Price International, Inc.
Vice President,
Equity Series

Michael F. Sola            Vice President, T. Rowe Price and T. Rowe Price
(7/21/69)                  Group, Inc.
Vice President,
Equity Series

William J. Stromberg,      Vice President, T. Rowe Price and T. Rowe Price
CFA (3/10/60) Vice         Group, Inc.
President,
Equity Series

John F. Wakeman            Vice President, T. Rowe Price and T. Rowe Price
(11/25/62)                 Group, Inc.
Vice President,
Equity Series

Richard T. Whitney         Vice President, T. Rowe Price, T. Rowe Price
(5/7/58)                   Group, Inc., T. Rowe Price Trust Company, and
Executive Vice             T. Rowe Price International, Inc.
President,
Equity Series

R. Candler Young           Assistant Vice President, T. Rowe Price
(9/28/71)
Vice President,
Equity Series

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP657 (6/02)
K15-071 6/30/02